                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                               KELLWOOD COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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

                                 Kellwood [Logo]

                                      2001

                                PROXY STATEMENT

                                KELLWOOD COMPANY
             600 KELLWOOD PARKWAY, ST. LOUIS COUNTY, MISSOURI 63017


                              2001 Proxy Statement
                                      and
                    Notice of Annual Meeting of Shareowners


        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareowners of Kellwood Company, a Delaware corporation (hereinafter referred to as the "Company"), will be held at 600 Kellwood Parkway, St. Louis County, Missouri, on Thursday, May 31, 2001, at 9:00 A.M. for the following purposes:

            1. To elect five members to the Board of Directors to hold office for a period of two years and until their successors are duly elected and qualified; and

            2. To transact such other business as may properly come before the meeting, and any adjournments thereof.

        The Board of Directors has fixed the close of business on April 2, 2001 as the record date for determining shareowners entitled to notice of the Annual Meeting and to vote in person or by proxy.

        The Proxy Statement is set forth following this Notice of Annual Meeting. Also accompanying this Notice of Annual Meeting are a Proxy and the Company's Annual Report for the fiscal year ended January 31, 2001.

                                          By Order of the Board of Directors

                                          /s/ Thomas H. Pollihan

                                          Thomas H. Pollihan
                                          Vice President, Secretary and
                                          General Counsel

    St. Louis, Missouri
    April 23, 2001

                              600 KELLWOOD PARKWAY
                        ST. LOUIS COUNTY, MISSOURI 63017

                                                                     APPROXIMATE
                                                                   MAILING DATE:
                                                                  APRIL 23, 2001

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREOWNERS - MAY 31, 2001
                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Kellwood Company, a Delaware corporation (the "Company"), for the Annual Meeting of Shareowners to be held on May 31, 2001. Only shareowners of record at the close of business on April 2, 2001, are entitled to notice of, and to vote (in person or by proxy) at the meeting.

    This Proxy Statement and accompanying proxy are being mailed on or about April 23, 2001. The Company's Annual Report (including financial statements) to its shareowners for the fiscal year ended January 31, 2001 accompanies this Proxy Statement.

    The expense of soliciting proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement and the reasonable costs of brokers, nominees and fiduciaries in supplying proxies to beneficial owners, will be paid by the Company. The solicitation will be made by the use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company.

VOTING PROCEDURES

    Shareowners are entitled to one vote per share owned on the record date and, with respect to the election of directors, shareowners have the right to cumulative voting. Under cumulative voting, each shareowner is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares they own, and each shareowner may cast all of their votes for one nominee or distribute them in any manner they choose among any number of nominees.

    If the accompanying proxy is signed and returned in time, the shares represented thereby will be voted, unless otherwise indicated on the proxy, in accordance with the specifications thereon. If no contrary specification is made, the persons named in the proxy intend to vote the shares so represented to elect the largest number of the nominees for directors named herein which can be elected under cumulative voting. If no other persons are nominated for election to the Board, votes represented by a properly executed proxy will be distributed in approximately equal numbers among the nominees set forth below. If allocation is necessary, the persons named in the proxy will use their discretion in making the allocation among nominees. Shareowners who do not wish to have their votes distributed in approximately equal numbers among the nominees or do not want to grant the persons named in the proxy discretion to allocate, if allocation is deemed necessary by the persons named as proxies, should mark their proxy to indicate how they wish to have their votes distributed.

    The persons named as proxies reserve the right not to vote and to return to a shareowner any proxy in which the authority to vote shares represented thereby is made subject to any condition or conditions by such shareowner other than as expressly provided for in the accompanying proxy.

    The five directors receiving the highest number of the votes at the meeting, present in person or by proxy, will be elected. Those proxies containing instructions to "Withhold Authority" to vote shares for one or all of the nominees will be counted for the purpose of determining a quorum to transact business, but not entitled to vote for the nominee(s) for which voting authority is being withheld.

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

    The Company's management knows of no matter to be brought before the meeting other than those referred to in the foregoing Notice of Annual Meeting of Shareowners. However, if any other matters properly come before the meeting, it is intended that the proxies in the accompanying form which are duly signed and returned in time will be voted on those matters in accordance with the judgment of the person or persons voting the proxy. Any shareowner who signs and returns a proxy may revoke that proxy at any time prior to the voting thereof either by revoking the proxy in person at the meeting or by delivering a signed written notice of revocation to the office of the Secretary of the Company before the meeting begins.

SHAREOWNER PROPOSALS

    Shareowners wishing to include proposals in the Company's Proxy Statement for the 2002 Annual Meeting of Shareowners must submit their proposals so that they are received by the Secretary of the Company at the principal executive offices in St. Louis by December 16, 2001. Shareowners wishing to bring a proposal (including nominations for election to the Board of Directors) before the 2002 Annual Meeting of Shareowners (but not include it in the Company's Proxy Statement) must cause written notice of the proposal to be received by the Secretary of the Company at the principal executive offices in St. Louis not less than sixty days nor more than ninety days prior to the meeting. In addition, Section 2.10 of the Company's By-Laws imposes certain information requirements on shareowners wishing to bring business before a shareowner meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    At the close of business on April 2, 2001 (the "record date"), the Company had 22,718,982 shares outstanding. The table listed below contains information concerning each shareowner that is known by the Company to be the beneficial owner of more than five percent of the Company's common stock. To the best of the Company's knowledge, no other persons are beneficial owners of five percent or more of the Company's shares. The information provided below is based solely upon information contained in Schedule 13G filings by the shareowners specified below.

                                              AMOUNT
                                            AND NATURE
  TITLE OF         NAME AND ADDRESS        OF BENEFICIAL   PERCENT
   CLASS          OF BENEFICIAL OWNER        OWNERSHIP     OF CLASS
  --------        -------------------      -------------   --------

Common Stock  FMR Corporation
              82 Devonshire
              Boston, MA 02109               2,785,440(*)   11.62%

Common Stock  Dimension Fund Advisors
              1299 Ocean Avenue
              11th Floor
              Santa Monica, CA 90401         1,764,638       7.79%

Common Stock  Artisan Partners Limited
              Partnership
              1000 N. Water St., #1770
              Milwaukee, WI 53202            1,519,300       6.70%

Common Stock  Capital Group International
              11100 Santa Monica Blvd.
              Los Angeles, CA 90025          1,370,300       6.10%

------
(*) As reported on their Schedule 13G dated November 10, 2000, FMR Corporation, an investment adviser, was the beneficial owner of 2,785,440 shares representing 11.62% of the total shares outstanding on that day, and FMR Corporation has sole voting power for 49,940 shares and sole dispositive power for 2,785,440 shares.

                             ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)

    The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than 15 directors, with the number of directors to be fixed by the Board, and that the Board shall be divided into two classes, with one class being elected each year for a two-year term. On November 21, 2000, the Board of Directors by resolution amended Section
3.1 of the Company's By-laws fixing the number of directors at twelve. Due to this increase, the Board of Directors appointed two new Directors who are now standing for election in 2001, Mr. Bloom and Ms. Page. On March 8, 2001, the Board of Directors by resolution amended Section 3.1 of the Company's By-laws fixing the number of directors at nine. Due to this reduction in the total number of Directors, and the retirement of three long-standing Directors, all of whom are in the same class, the two classes of Directors need to be rebalanced. Two Directors, Mr. Bottum and Ms. Dickerson, whose terms were to run until 2002, have agreed to resign and stand for election in 2001. Three other Directors who are currently serving on the Board are also standing for election. Directors will be elected at the annual meeting to serve for two years or until the 2003 Annual Meeting of Shareowners and until their respective successors shall have been elected and qualified. The persons named in the accompanying proxy have indicated that they intend to vote for the election of the largest number of nominees set forth hereinafter which they can elect under cumulative voting. For a discussion of cumulative voting, see above.

    In the event that any of the following nominees for election as director is not available to serve as a director at the time of election at the meeting, proxies may be voted for a substitute nominee as well as for the remaining nominees named herein. However, the Company's management has no reason to anticipate that any nominees will be unavailable.

                   NOMINEES FOR ELECTION TO SERVE UNTIL 2003

MARTIN BLOOM, AGE 68

    Director of the Company since December, 2000. Chairman, MBI Associates (international consulting) since 1997. Director, Kasper A S L, Ltd. (women's apparel) since 2000. Prior thereto Mr. Bloom held various positions with The May Department Stores Company, ultimately serving from 1985 to 1996 as President and Chief Executive Officer of the international division.

    Member: Audit Committee.

EDWARD S. BOTTUM, AGE 67

    Director of the Company since 1981. Managing Director, Chase Franklin Corporation (merchant banking) since 1990. Senior Advisor, American International Group (AIG) (commercial insurance), since 1994. Trustee, The Time Horizon Funds (mutual funds family) from 1995 to 1999. Director, Learning Insights, Inc. (publisher of interactive multimedia training products) since 1996. Trustee, Pacific Innovations Funds (mutual fund for variable annuities) from 1996 to 2000. Trustee, Underwriters Laboratories, Inc. (product safety certification) since 1997. Director, CNA Income Shares, Inc. (closed end fixed income fund) since 1999. Director, Alleghany Asset Management, Inc. (asset manager) from 1999-2001. Director, PetMed Express.com, Inc. (catalog and web distributor of pet pharmaceuticals and accessories) from 1999-2000.

    Member: Audit, Corporate Governance and Executive Committees.

KITTY G. DICKERSON, PH.D., AGE 61

    Director of the Company since 1991. Professor and Chair of the Department of Textile and Apparel Management, University of Missouri, Columbia, Missouri from 1986 to Present.

    Member: Audit and Corporate Governance Committees.

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

JERRY M. HUNTER, AGE 48

    Director of the Company since 1994. Partner at Bryan Cave (law firm) since 1993. General Counsel, National Labor Relations Board, Washington, D.C., from 1989 to 1993.

    Member: Audit Committee.

JANICE E. PAGE, AGE 52

    Director of the Company since December, 2000. Director, R. G. Barry (slipper manufacturer) since 2000. Group Vice President, Sears, Roebuck & Company, from 1970 to 1997.

    Member: Compensation and Stock Option Committee

                    DIRECTORS CONTINUING TO SERVE UNTIL 2002

RAYMOND F. BENTELE, AGE 64

    Director of the Company since 1993. Director of IMC Global, Inc. (food crop mineral nutrients) since 1994. Director of Leggett & Platt, Incorporated (manufacturer of engineered products for the home and commercial furnishings industries) since 1995. Director of Mallinckrodt Inc. (manufacturer of medical products) from 1990 to 2000.

    Member: Compensation and Stock Option, Corporate Governance and Executive Committees.

LEONARD A. GENOVESE, AGE 66

    Director of the Company since 1995. President, Genovese Drug Stores, Inc. (retail chain drug stores) from 1974 to 1999. Chairman of the Board of Genovese Drug Stores, Inc. from 1978 to 1999. Director, TR Financial Corp. (banking) from 1993 to 1999. Director, Aid Auto Stores, Inc. (automotive parts supply) from 1995 to 1998. Director, The Stephan Company (hair care) since 1997. Director, Roslyn Bancorp Inc. (banking) since 1999.

    Member: Compensation and Stock Option Committee.

MARTIN J. GRANOFF, AGE 65

    Director of the Company since 1999. Chairman of Val d'or Inc. (men's and women's knitwear) since 1959. Chairman and Chief Executive Officer of Koret, Inc. from 1997 to 1999. Chairman of the American Apparel Manufacturer's Association from 1998 to 1999. Director, National Textiles since November, 1997 (spinning and knitting). Director, Manive Investment, LLC (biotechnology) since September 1998.

HAL J. UPBIN, AGE 62

    Director of the Company since 1995. Chairman of the Board, President and Chief Executive Officer of the Company since 1999. President and Chief Executive Officer of the Company from 1997 to 1999. President and Chief Operating Officer of the Company from 1994 to 1997. Executive Vice President Corporate Development from 1992 to 1994. Vice President Corporate Development from 1990 to 1992. President of American Recreation Products, Inc. from 1989 to 1992, and Director from 1991 to present. American Recreation Products, Inc. is a wholly-owned subsidiary of the Company.

    Member: Executive Committee.

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

                           COMPENSATION OF DIRECTORS

    Directors who are employees of the Company receive no compensation for their services as directors. Non-employee directors were compensated for their services at the rate of $23,000 per annum. In addition, each non-employee director receives $1,000 for each Board Meeting and $1,000 for each Committee meeting attended, not to exceed $2,000 for any one day, and is reimbursed for expenses incurred in attending those meetings.

    Under the 1995 Stock Option Plan for Nonemployee Directors, each person who remains or becomes a Nonemployee Director of the Company is granted an option to purchase 1,000 shares of Common Stock on the first business day after the date of the annual meeting at which the person was first elected or continued as a Nonemployee Director. The option price for each share granted to a Nonemployee Director is 100% of the fair market value of the shares subject to option on the date of the option grant. The option price may be paid by check or by the delivery of shares of Common Stock then owned by the participant. On May 28, 1998, the Board of Directors approved an annual grant of 100 shares of restricted common stock to each Nonemployee Director to be issued out of shares held in its treasury effective immediately following the Annual Meeting each year.

                       BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors is responsible for establishing broad corporate policies and for overseeing the general performance of the Company. The Board meets regularly four times per year, and holds special meetings as required. In fiscal year 2000 the Board met five times.

    Each director spends considerable time in preparing for and attending Board and Committee meetings. During the Company's most recent fiscal year, each director attended at least 75% of the Board meetings and meetings of Committees to which he or she was appointed.

    The Board has an Executive Committee, Audit Committee, Compensation and Stock Option Committee and Corporate Governance Committee.

    The Executive Committee, between Board meetings, has all the authority of the Board of Directors in the management of the business affairs of the Company (except for action relating to dividends, stock issuances, and certain fundamental corporate changes). The Executive Committee did not meet during fiscal year 2000. The members of the Committee are H. J. Upbin, Chairman, R. F. Bentele, E. S. Bottum and J. S. Marcus.

    The Audit Committee's responsibilities are described under "Report of the Audit Committee" below. The Audit Committee met four times during fiscal year 2000. Members of the Committee are E. S. Bottum, Chairman, M. Bloom, K. G. Dickerson and J. M. Hunter.

    The Compensation and Stock Option Committee's responsibilities are described under "Report of the Compensation and Stock Option Committee on Executive Compensation" below. The Compensation and Stock Option Committee met once during fiscal year 2000. Members of the Committee are J. S. Marcus, Chairman, R. F. Bentele, L. A. Genovese and J. E. Page.

    The Corporate Governance Committee's responsibilities include recommending to the Board persons to be nominated for election as directors of the Company, evaluating Board procedures and the performance of the Board, its members, and its committees and reviewing developments in the governance of publicly held companies as they may affect the Company. The Committee met five times during fiscal year 2000. Members of the Committee are R. F. Bentele, Chairman, E. S. Bottum and K. G. Dickerson.

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                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Company's Board of Directors is composed of four non-employee directors that are independent, as defined by the New York Stock Exchange. The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors and included as Appendix A to this Proxy Statement, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors. The Committee recommends to the Board of Directors the selection of the Company's independent auditors.

    We have reviewed and discussed with senior management and the independent auditors the Company's audited financial statements included in the Fiscal Year 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

    We have discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting principles, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

    We have received from PricewaterhouseCoopers LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between PricewaterhouseCoopers LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. We considered and concluded that the provision of non-audit services (which are described below under "Independent Auditors") was compatible with maintaining the principal auditor's independence. PricewaterhouseCoopers LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

    Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's Fiscal Year 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

    As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

    This report is submitted by the members of the Committee: Martin Bloom, Kitty G. Dickerson, Jerry M. Hunter and Edward S. Bottum, Chairman.

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

            REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON
                             EXECUTIVE COMPENSATION

    The Company's Board of Directors has a four member Compensation and Stock Option Committee (the "Committee"). Each member of the Committee is a non-employee director. The Committee's responsibilities include approving salaries of executives of the Company, administering and interpreting compensation plans, and granting cash bonuses, stock bonuses and other benefits under such plans.

    This Report and the following Performance Graph shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and they shall not otherwise be deemed filed under such Acts.

OVERVIEW

    The Company's executive officer compensation program consists of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and stock awards, and various benefits including medical, pension, and 401(k) savings plans generally available to employees of the Company.

COMPENSATION POLICIES

    The Committee's executive compensation policies are designed to provide competitive levels of compensation which integrate pay with the Company's annual and longer term performance goals, reward above average performance, recognize individual initiative and achievements, assist the Company in attracting and retaining qualified executives and build the ownership of Company stock by key managers. The Committee is of the view that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning the interests of management with the interests of the Company's shareowners which ultimately enhances shareowner value. The Committee further believes that bonuses and other forms of incentive-based compensation encourage management to attain preset performance goals for the Company.

BASE SALARY

    The Committee reviews each executive officer's salary annually (usually in March) and considers recommendations submitted by the Chief Executive Officer. In determining appropriate salary levels, the Committee considers a variety of sources, including industry surveys, proxy statements, and outside consultants. The Committee also considers the level and scope of responsibility, experience, Company and individual performance, and internal equity. The Committee uses its discretion to set executive compensation where in its judgment external, internal, or an individual's circumstances warrant. By design, the Committee strives to set executives' salaries at competitive market levels. Increases are based on comparable companies' practices, the Company's achievement of its financial plan, and the individual's performance. The salary increases in fiscal year 2000 were based on the Committee's review of the return on equity, net earnings as a percent of sales and earnings per share growth over the prior five years.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

    H. J. Upbin has an Employment Agreement with the Company dated December 31, 1999 for a term extending to January 31, 2004. This Agreement sets forth Mr. Upbin's annual salary at $1,000,000 and provides for an annual review in accordance with the policies described above. Based upon this review, his annual salary was not increased and remains at $1,000,000.

OTHER OFFICER AGREEMENTS

    The Company has agreements with Messrs. Upbin, Capps, Jacobsen, Henderson and McWhite, and several other officers providing for compensation in connection with termination of employment following a Change in Control, as well as if all or substantially all of the Company's assets are sold by the Company, or the Company is liquidated or ceases to function as a going concern. These agreements provide for the payment of a lump sum within five days of the date of termination equal to the sum of (a) two times the officer's highest base salary in effect during the fiscal year in which the date of termination occurs, (b) two times the officer's average annual incentive awards during the last three full fiscal years, (c) the incentive award which, pursuant to any benefit plan of the Company, had accrued or would have accrued to the officer during the last full fiscal year, and (d) the last bonus award earned by the officer under the Company's annual bonus program.

ANNUAL CASH INCENTIVES

    A Performance Management and Incentive Compensation Plan is extended to executives, managers and professionals whose positions have a significant impact on the Company's operating results. Annual cash incentive compensation awards are made to participants to recognize and reward corporate, business unit and individual performance. Goals for Company, business unit and individual executive's performance are set at the beginning of each fiscal year. In determining whether to award cash bonuses, the Committee compares the Company's financial performance against its annual financial plan, considers business unit and individual performance, and Company performance against that of peer companies. The amount of any award is determined by the combined financial results of the Company and the business unit, and the achievement of the individual's personal objectives. In considering bonuses for executives other than Mr. Upbin, the Committee considers bonus recommendations submitted by the Chief Executive Officer. The Committee also receives an assessment of the performance of each executive from Mr. Upbin and discusses the assessments with him. When assessing the performance of Mr. Upbin, the Committee determines a bonus in accordance with the policies described above. Cash bonuses were awarded within the policy guidelines of the annual cash bonus program.

ANNUAL STOCK INCENTIVES

    The Committee administers the Company's Restricted Stock Compensation Plan and the Corporate Development Incentive Plan, both of which award shares of the Company's common stock. Under the Restricted Stock Compensation Plan, restricted shares are granted to qualified employees and are released from restrictions ratably over five years. Awards are limited to an aggregate of 25,000 shares for any Plan year. No awards were made to any executive officers during the fiscal year 2000.

    The Committee selects key executives to be participants in the Corporate Development Incentive Plan based upon its judgment of the executive's ability to significantly affect major decisions and actions which influence the continued profitable growth and development of the Company, the value of the executive's continuing service and the probable detriment of his or her employment by competitors. The Committee selects participants and sets the performance goals, which must be achieved during the measurement period. The measures and objectives may be based on earnings per share, earnings before tax and gains on sale of assets and before adjustments for non-recurring and extraordinary items, or other criteria, which the Committee establishes. Payment of awards under the Plan are made in common stock. An award, if any, is made to a participant by the Company at the time the Committee determines that performance goals have been met. Restrictions on the shares lapse and shares are transferred to the participants in installments over approximately three years, provided the shares have not been forfeited. Awards granted to qualified employees under the Plan are limited to an aggregate of 157,500 shares for any Plan year. The shares covered by the awards may not be transferred, sold, pledged or otherwise disposed of prior to the lapse of restrictions. A target award level is established for each executive officer based on his or her level of responsibility. Based on Company earnings, a participant may have the opportunity to earn awards in excess of the targeted amounts for the Company's outstanding performance. Threshold standards required to be met before any stock bonus award is made are also established. In fiscal year 2000, the performance goal was not met and no awards were made. See the Summary Compensation Table.

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

STOCK OPTIONS

    The Committee administers the Company's 1995 Omnibus Incentive Stock Plan that provides for awards of incentive stock options, non-qualified stock options and stock appreciation rights. These awards directly relate the amounts earned by the executives to the amount of appreciation realized by the Company's shareowners over comparable periods. Stock options also provide executives with the opportunity to acquire and build a meaningful ownership interest in the Company. While the Company encourages stock ownership by executives, it has not established any target levels for executive stock holdings. Awards are generally made at a level calculated to be competitive. See "Option Grants During Fiscal Year 2000."

    The Committee considers stock option awards on an annual basis. These are normally awarded in March. In determining the amount of options awarded, the Committee generally establishes a level of award based on the position held by the individual and his or her level of responsibility, both of which reflect the executive's ability to influence the Company's long-term performance. The number of options previously awarded to and held by executives are also reviewed but are not an important factor in determining the size of the current award. The number of options actually awarded in any year is based on an evaluation of the individual's performance.

OTHER BENEFIT PROGRAMS

    The Company has adopted an unfunded, unqualified deferred compensation plan known as the Executive Deferred Compensation Plan (the "Plan") to provide deferred compensation for a select group of management or highly-compensated employees. The Plan allows employees to voluntarily defer compensation until termination or retirement. Under the Plan, any employee whose base salary exceeds a level set by the Plan Administrator may enroll in the Plan. The Plan is administered by the Retirement Savings Committee.

    For any calendar year, a Participant may defer up to $84,000 in salary as well as up to $84,000 in cash bonus. The Employer shall credit the deferred amount to a separate bookkeeping account (the "Account") maintained by the Plan Administrator in the name of the Participant. The Account shall be increased monthly by an amount equal to one-twelfth of the sum of the prime rate plus 1%.

    The executive officers participate in various health, life and disability insurance programs and a retirement savings 401(k) plan, that are generally made available to all salaried employees. Executive officers also receive certain traditional perquisites that are customary for their positions.

    The Committee believes that the overall program it has adopted, with its emphasis on long term compensation, serves to focus the efforts of the Company's executives on the attainment of a sustained high rate of Company growth and profitability for the benefit of the Company and its stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocks or insider participation with any executive officers of the Company or with the members of the Committee.

COMPANY POLICY ON QUALIFYING COMPENSATION

    Internal Revenue Code Section 162(m), adopted in 1993, provides that publicly-held companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to the CEO and other executive officers which is not "performance based" as defined in Section 162(m). The Committee will continue to monitor the effect of this new provision on the Company's existing compensation plans and will take appropriate action if warranted in the future to maintain the deductibility of payments under the plan.

COMMITTEE COMPOSITION

    This Report is submitted by the members of the Committee: Raymond F. Bentele, Leonard A. Genovese, Janice E. Page and James S. Marcus, Chairman.

                               PERFORMANCE GRAPH

    The following graph compares the performance of Kellwood common shares with that of the S&P 500 and S&P Apparel Indices. The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested.

                                    [graph]

-------------------------------------------------------------
                          1/96  1/97  1/98  1/99  1/00  1/01
-------------------------------------------------------------
 Kellwood Co.             $100  $165  $239  $214  $140  $184

 S&P 500 Index            $100  $126  $160  $212  $234  $232

 S&P Apparel Index        $100  $145  $141  $129   $85  $119
-------------------------------------------------------------

 Note: Total return assumes reinvestment of dividends

                              MANAGEMENT OWNERSHIP
                             OF THE COMPANY'S STOCK

    Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of January 31, 2001, the beneficial ownership of each present Director and Named Officer as a group, of shares of the Company's common stock. This information has been furnished to the Company by the individuals named. As shown in the last column, in some cases a significant number of the shares indicated in the center column as being beneficially owned are actually unissued shares attributable to unexpired options for the Company's common stock which are presently exercisable or first become exercisable within 60 days after January 31, 2001. With the exception of Mr. Granoff who owns approximately 3.3% and Mr. McKenna who owns approximately 2% of the outstanding common stock of the Company, no present director or Named Officer owns more than 1% thereof. All executive officers and directors as a group own approximately 8.8% of the outstanding common stock.

                                                               NUMBER OF SHARES
                                                             INCLUDED IN PREVIOUS
                                           NUMBER OF                COLUMN
                                             SHARES              ATTRIBUTABLE
           NAME OF INDIVIDUAL             BENEFICIALLY           TO UNEXPIRED
           OR NUMBER IN GROUP                OWNED           OPTIONS TO PURCHASE
           ------------------             ------------       --------------------

R. F. Bentele...........................       7,050                  6,000
M. Bloom................................           0                      0
E. S. Bottum............................       9,450                  6,000
W. L. Capps, III........................      22,558                 18,450
G. M. Chaney............................       2,872                  2,200
K. G. Dickerson.........................       6,900                  5,500
L. A. Genovese..........................       8,233                  5,000
M. J. Granoff...........................     758,382(1)                   0
E. Harding, Jr..........................      45,667                 28,240
J. R. Henderson.........................      42,800                 36,120
J. M. Hunter............................       6,300                  6,000
J. C. Jacobsen..........................     163,719                106,480
J. S. Marcus............................       7,200                  6,000
W. J. McKenna...........................     463,800(2)             428,584
L. M. McWhite...........................      41,479                 37,680
J. E. Page..............................           0(3)                   0(3)
H. J. Upbin.............................     240,417                186,548
All directors and executive officers as
  a group (19 persons including those
  named)................................   1,988,464              1,009,872

------
(1) Does not include 60,253 shares owned by Mr. Granoff's wife. Mr. Granoff disclaims beneficial ownership of these shares.

(2) Does not include 202 shares owned by Mr. McKenna's wife, 3,317 shares owned by his daughter, and 3,317 shares owned by his son. Mr. McKenna disclaims beneficial ownership of these shares.

(3) Does not include 900 shares owned by Mrs. Page's daughter and 14,000 unexpired options owned by her husband. Mrs. Page disclaims beneficial ownership of these shares.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows the amount of all compensation earned for services in all capacities to the Company for the last three fiscal years for (i) the Chief Executive Officer, (ii) the other four most highly paid executive officers, and (iii) two former executive officers (the "Named Officers") at January 31, 2001.

                                                 SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                             ANNUAL COMPENSATION                COMPENSATION AWARDS
                                           ----------------------         -------------------------------
                                                                            RESTRICTED         SECURITIES        ALL OTHER
           NAME AND                                         BONUS             STOCK            UNDERLYING       COMPENSATION
      PRINCIPAL POSITION         YEAR      SALARY ($)        ($)          AWARD(S)($)(1)       OPTIONS(#)           ($)
      ------------------         ----      ----------       -----         --------------       ----------       ------------

Hal J. Upbin                     2000      $1,000,000      $350,000(3)              0            47,000            $5,863(2)
Chairman,                        2000(*)      662,500       300,000(4)       $253,532(5)         47,000             2,290(2)
President And                    1999         725,000       500,000           278,662            50,000             4,608(2)
Chief Executive Officer

Enoch Harding, Jr.               2000      $  402,000      $127,939(3)              0            11,000            $5,413(2)
Former Executive                 2000(*)      301,333       362,800(4)       $ 94,387(5)         13,000             2,835(2)
Vice President                   1999         360,000       375,000           113,248            13,600             4,550(2)
Operations(5)

Gerald M. Chaney                 2000      $  308,269      $ 50,423(3)              0            13,000            $4,325(2)
Former Vice President            2000(*)      232,500        93,000(4)       $ 70,426(5)         11,000             5,575(2)
Finance And Chief                1999         110,385        67,800                 0                 0                 0
Financial Officer(6)

W. Lee Capps, III                2000      $  239,583      $ 67,500(3)              0             6,000            $5,505(2)
Vice President                   2000(*)      157,500       130,500(4)       $ 26,779(5)          6,000             3,615(2)
Finance And Chief                1999         180,000        75,100            27,148             7,500             4,704(2)
Financial Officer

James C. Jacobsen                2000      $  276,667      $ 46,541(3)              0            25,000            $4,812(2)
Vice Chairman                    2000(*)      288,750       108,300(4)       $ 97,204(5)         20,000             2,693(2)
and Director                     1999         370,000       188,100           128,223            18,200             4,608(2)

John R. Henderson                2000      $  278,950      $ 64,170(3)              0            11,000            $6,469(2)
Vice President                   2000(*)      195,133        62,600(4)       $ 36,621(5)          6,000             3,458(2)
Merchandising                    1999         250,000       104,300            46,875             9,800             4,762(2)

Leon M. McWhite                  2000      $  228,924      $ 52,875(3)              0             6,000            $5,871(2)
Vice President                   2000(*)      157,967        50,700(4)       $ 29,596(5)          6,000             3,336(2)
Human Resources                  1999         200,000        83,500            37,011             7,800             4,762(2)


------
(*) This refers to the nine month Transition Period of May 1, 1999 through January 31, 2000.

(1) The Corporate Development Incentive Plan which provides a restricted stock award contingent on the achievement of predetermined performance criteria based on the Company's fiscal year performance, vests 25%
    on the date of grant and 25% each year for the next three years. Dividends are paid on the restricted stock.
    The amounts shown in the table represent the dollar value based on the stock price at the award date. The restricted awards attributable to the Named Officers for prior fiscal years and in escrow as of January 31,
    2001, which are still subject to restrictions under the Corporate Development Incentive Plan, valued at the closing price of $22.39 on January 31, 2001, are as follows: H. J. Upbin, 19,626 shares at $439,426.14, J. C.
    Jacobsen, 8,479 shares at $189,844.81, J. R. Henderson, 3,080 shares at $68,961.20, W. L. Capps, III, 1,748 shares at $39,137.72, and Leon M. McWhite, 2,539 shares at $56,848.21. E. Harding and G. M. Chaney did not hold any shares in escrow as of January 31, 2001.

(2) Employer matching 401(k) plan contribution.

(3) This amount represents bonuses earned for the period May 1, 2000 through January 31, 2001.

(4) This amount represents bonuses earned for the period May 1, 1999 through April 30, 2000.

(5) This amount represents the awards granted from the Corporate Development Incentive Plan on June 1, 2000 for
    the period May 1, 1999 through April 30. 2000.

(5) E. Harding retired from the Company on June 30, 2000. However, pursuant to a severance agreement dated June
    21, 2000, he will continue to receive his annual salary through October 31, 2001.

(6) G. M. Chaney was employed by the Company from December 1998 to November 2000.

    The following two tables contain information covering stock options granted during the fiscal year ended January 31, 2001, to the Named Officers and the number and value of unexercised stock options held by those officers at the end of the last fiscal year. No SARs were granted in conjunction with the options.

                                                OPTION GRANTS DURING FISCAL YEAR 2000

                                                      INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE
                                               --------------------------------                                VALUE AT ASSUMED
                              NUMBER OF          % OF TOTAL                                                  ANNUAL RATES OF STOCK
                               SHARES             OPTIONS                                                     PRICE APPRECIATION
                             UNDERLYING          GRANTED TO         EXERCISE OR                                 FOR OPTION TERM
                               OPTIONS          EMPLOYEES IN        BASE PRICE                             -------------------------
NAME                         GRANTED (#)       FISCAL YEAR(1)        ($/SHARE)        EXPIRATION DATE      5% ($)           10% ($)
----                         -----------       --------------       -----------       ---------------      ------           -------

Hal J. Upbin.............      35,300               6.29               16.97              6/1/10           376,734           954,717
                               11,700               2.09               16.97              6/1/10           124,866           316,436
                               ------               ----                                                   -------         ---------
                               47,000               8.38                                                   501,600         1,271,153
                               ======               ====                                                   =======         =========

Enoch Harding, Jr........       2,400                .43               16.97              6/1/10            25,614            64,910
                                8,600               1.53               16.97              6/1/10            91,782           232,594
                               ------               ----                                                   -------         ---------
                               11,000               1.96                                                   117,396           297,504
                               ======               ====                                                   =======         =========

Gerald M. Chaney.........       9,000               1.60               16.97              6/1/10            96,051           243,412
                                4,000                .71               16.97              6/1/10            42,689           108,183
                               ------               ----                                                   -------         ---------
                               13,000               2.31                                                   138,740           351,595
                               ======               ====                                                   =======         =========

W. Lee Capps, III........       4,500                .80               16.97              6/1/10            48,026           121,706
                                1,500                .27               16.97              6/1/10            16,009            40,569
                               ------               ----                                                   -------         ---------
                                6,000               1.07                                                    64,035           162,275
                               ======               ====                                                   =======         =========

James C. Jacobsen........      14,900               2.66               16.97              6/1/10           159,018           402,983
                               10,100               1.80               16.97              6/1/10           107,791           273,163
                               ------               ----                                                   -------         ---------
                               25,000               4.46                                                   266,809           676,146
                               ======               ====                                                   =======         =========

John R. Henderson........       9,500               1.69               16.97              6/1/10           101,387           256,935
                                1,500                .27               16.97              6/1/10            16,009            40,569
                               ------               ----                                                   -------         ---------
                               11,000               1.96                                                   117,396           297,504
                               ======               ====                                                   =======         =========

Leon M. McWhite..........       4,500                .80               16.97              6/1/10            48,026           121,706
                                1,500                .27               16.97              6/1/10            16,009            40,569
                               ------               ----                                                   -------         ---------
                                6,000               1.07                                                    64,035           162,275
                               ======               ====                                                   =======         =========

------
(1) Total options granted during fiscal year 2000 were 561,050 shares to the Named Officers and all other employees.

                                                OPTION EXERCISES IN FISCAL YEAR 2000
                                                     AND FY-END 1/31/01 VALUES

                                                                                                             VALUE OF UNEXERCISED
                                                                                   NUMBER OF                     IN-THE-MONEY
                                                                                    OPTIONS                         OPTIONS
                                                                                 AT FY-END (#)                   AT FY-END ($)
                                                                                   01/31/01                        01/31/01
                         SHARES ACQUIRED ON
        NAME                EXERCISE (#)          VALUE REALIZED ($)       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
        ----             ------------------       ------------------       -------------------------       -------------------------

Hal J. Upbin.........              -                         -                  186,548/154,512                 382,268/299,029

Enoch Harding, Jr....          8,400                   $50,316                   28,240/40,160                   20,564/83,784

Gerald M. Chaney.....              -                         -                   2,200/21,800                      -/68,640

W. Lee Capps, III....              -                         -                   18,450/17,700                   44,101/34,128

James C. Jacobsen....              -                         -                  106,480/67,770                  271,584/172,698

John R. Henderson....              -                         -                   36,120/27,680                   81,940/70,320

Leon M. McWhite......              -                         -                   37,680/21,680                  101,119/47,592

                               RETIREMENT PROGRAM

PENSION PLAN

    The Kellwood Company Pension Plan was terminated effective December 7, 2000. As a result of the termination of the plan, each participant will receive the benefits they have earned in the form of an annuity contract or the actuarial equivalent of their benefit in a lump sum. The amount shown below is the monthly benefit the individual would be entitled to receive under a single life annuity beginning at age 62:

                Hal J. Upbin........................    $1,370.54
                Gerald M. Chaney....................    $  184.70
                W. Lee Capps, III...................    $1,225.35
                James C. Jacobsen...................    $6,290.40
                John R. Henderson...................    $  907.89
                Leon M. McWhite.....................    $4,740.00

    As a result of his retirement on June 30, 2000 (and prior to the termination of the plan), Mr. Harding received a lump sum payment of $281,915.84 from the Kellwood Company Pension Plan. In addition, Mr. Harding was also provided with a deferred compensation benefit under a straight life annuity of $1,032 per month in recognition of his previous employment between 1972 and 1977. Upon his retirement, Mr. Harding elected to receive this annuity in the form of a lump sum payment of $116,487.86.

                              INDEPENDENT AUDITORS

    The Audit Committee recommended to the Board and the Board approved on March 8, 2001, the retention of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for fiscal year 2001.

    Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

AUDIT FEES

    The aggregate fees billed by PricewaterhouseCoopers LLP, the Company's auditors, for audit services rendered for the fiscal year ended January 31, 2001, and for services in connection with the review of quarterly financial statements during the fiscal year, were $532,250.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended January 31, 2001.

ALL OTHER FEES

    Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended January 31, 2001 are $71,600.

    The Audit Committee has advised the Company that it has determined that the non-audit services rendered by PricewaterhouseCoopers LLP, the Company's independent auditors, during the Company's most recent fiscal year are compatible with maintaining the independence of the auditors.

                      APPENDIX A - AUDIT COMMITTEE CHARTER

PURPOSE
    The Audit Committee is a committee of the Board of Directors. The Committee's primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company released to the shareholders, the public or any governmental body as well as determining that both management and the auditors are properly discharging their financial statement responsibilities and that the systems of controls which management has established effectively safeguard the assets, real and intangible, of the Company.

RELATIONSHIP TO BOARD OF DIRECTORS
    The Audit Committee serves at the pleasure of and is subject to the delegation, control and direction of the Board of Directors.

COMPOSITION
    The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors (as defined by the New York Stock Exchange), and free from any relationship to Kellwood Company that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairman of the Board shall designate the committee members and chairman subject to the approval of the Board of Directors.

MEETINGS
    The Audit Committee shall meet at least two times annually and at such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent auditor or the Director of Internal Audit. In addition, the Committee, or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

RESPONSIBILITIES AND DUTIES
    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal audit staff, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

    To fulfill its responsibilities and duties the Audit Committee shall:

    1) Provide an open avenue of communication between the independent auditor, internal auditor and the Board of Directors. It should be clear that the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Kellwood shareholders.

    2) Review, each year, the performance of the independent auditor and make recommendations to the Board of Directors regarding the appointment or termination of the independent auditor.

    3) Obtain and review a formal written statement from the independent auditor delineating all relationships between the auditor and Kellwood Company, consistent with Independence Standards Board Standard 1, and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

    4) Review with the internal auditor and independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources. Approve the internal audit and independent audit plans at the beginning of each year.

    5) The Committee, or at least its chairman, and a representative of financial management shall meet, in person or by conference call, with the independent auditor after their quarterly review and prior to each filing of the company's Form 10-Q. If that is not possible, the communication should be made as soon as practicable. The independent auditor shall discuss matters required to be discussed under SAS No. 61 including but not limited to such items as significant adjustments or transactions, management judgments and accounting estimates, significant new accounting policies, and disagreements with management.

    6) Meet alone with the independent auditor at the completion of their annual examination. Have open and frank discussions to:
        a) Review the form and content of the annual financial statements,
        b) Review any changes required in the originally contemplated audit plan,
        c) Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices,
        d) Review the independent auditor's evaluation of:
           (i) The fairness of the presentation in the financial statements of the financial position and operating results, including the adequacy of disclosures made by management,
           (ii) The quality and acceptability of the recordkeeping, accounting and financial policies and procedures of the Company,
           (iii) The internal controls of the Company,
           (iv) The effectiveness of the internal audit function in meeting their assigned responsibilities.

    7) Meet with the internal auditor on an ongoing basis and review their findings at the end of the year to:
        a) Evaluate:
           (i)   The adequacy of the internal controls of the Company,
           (ii) The appropriateness and timeliness of the disposition of recommendations for improvements in internal controls made by the internal auditor or external auditor.
        b) Review any changes required in their originally contemplated audit plan.

    8) Determine that no restrictions were placed by management on the scope and/or implementation of any audits.

    9) Determine, as regards to new transactions or events, the reasoning for and appropriateness of the accounting principles and disclosure practices adopted by management.

    10) Review the level of internal audit and external audit costs.

    11) Determine the effectiveness of the Company's financial recordkeeping and accounting functions.

    12) Determine the level of action taken by management on the internal auditor's and independent auditor's recommendations relating to internal control, organization, and operations.

    13) Review the Company's conflict of interest and ethics program.

    14) Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

    15) Prepare a report to be included in the annual proxy statement that names the Committee members and states whether the Committee:

        * reviewed and discussed the audited financial statements with management
        * discussed with the auditors matters of the types described in SAS
          No. 61
        * received the written disclosures from the auditors required by Independent Standards Board No. 1, and discussed with the auditors their independence
        * based on the above, recommended to the full board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

    16) The annual proxy statement must also state whether the Company's Audit Committee adopted a written charter and, if so, include a copy at least every three years.

    17) Review and update the Committee's Charter annually.

    18) Report to the Board of Directors the results of Audit Committee meetings and any action taken.

    19) Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

                                   PROXY
                              KELLWOOD COMPANY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 31, 2001

HAL J. UPBIN, THOMAS H. POLLIHAN, and each of them, are hereby appointed proxies of the Shareowner(s) signing the reverse side hereof, with power of substitution acting by a majority of the proxies present and voting, or if only one proxy is present and voting then acting by that one, to vote the shares of Kellwood Company common stock which the Shareowner(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREOWNERS to be held at 600 Kellwood Parkway, St. Louis, Missouri on May 31, 2001 at 9:00 A.M., and at any adjournment thereof, with all the powers the signing Shareowners would possess if present. The proxies are instructed to vote as specified on the REVERSE SIDE.

    1.  Election of Directors:  FOR the maximum number of nominees listed below
                                (except as indicated on the reverse side) who (as selected by the Proxies in their discretion) may be elected pursuant to cumulative voting:
                                M. Bloom, E.S. Bottum, K.G. Dickerson,
                                J.M. Hunter, J.E. Page

    2. In their discretion, any other matter that may properly come before the meeting or any adjournment thereof.

The shares represented by this Proxy will be voted as specified by the Shareowner(s), but if no specification is made, this proxy will be voted FOR the election of Directors, all as set forth in the notice of annual meeting dated April 23, 2001, and the accompanying Proxy Statement. Discretion will be used with respect to voting any other matters that properly come before the meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                      PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF SHAREOWNERS
                              KELLWOOD COMPANY

                                MAY 31, 2001





              Please Detach and Mail in the Envelope Provided
---------------------------------------------------------------------------

A / X / PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

                  FOR     WITHHOLD
1.  Election of   / /       / /          NOMINEES:
    Directors                                 M. Bloom
                                              E.S. Bottum
INSTRUCTION: TO WITHHOLD YOUR VOTE            K.G. Dickerson
FOR ANY INDIVIDUAL NOMINEE, WRITE             J.M. Hunter
THAT NOMINEE'S NAME ON THE SPACE              J.E. Page
PROVIDED.

__________________________________

                                                  FOR   AGAINST  ABSTAIN
2.  In their discretion, any other matter that    / /     / /     / /
    may properly come before the meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.







Signature(s)____________________________________  Dated______________, 2001

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                   APPENDIX


     Page 10 of the printed Proxy contains a Stock Performance Graph. The information contained in the graph appears in the table immediately following the graph.